EXHIBIT 99.1

Investor Update August, 2002

Introduction David D. Halbert AdvancePCS Chairman and Chief Executive Officer Yon Y. Jorden AdvancePCS EVP and Chief Financial Officer Susan de Mars AdvancePCS SVP and General Counsel

Agenda AdvancePCS Investor Update Who we are....AdvancePCS What we stand for...Health Improvement What we do...Lower Costs / Improve Quality How we are measured...Our Clients Recent events Financials advancepcs is the leading innovator of health improvement services dedicated to improving health outcomes for individuals while achieving lowest net cost

Performance Milestones 138% compounded annual revenue growth over the last 14 years 61 consecutive quarters of record revenues 32 consecutive quarters of record earnings $28 billion of annual drug spend 550 millions claims managed annually Approximately 6,000 employees

Health Improvement: We improve individuals' quality of life while reducing costs for our plan sponsors and members What We Stand For Quality Cost VALUE Using leverage to inject competition Providing better information

Drug Spending Growth Projected Prescription Drug Expenditures Brand Generic 1998 96.8 10.5 1999 117.2 10.8 2000 135.5 11.3 2001 159.5 12.7 2002E 181.1 14.8 2003E 205.2 17.7 2004E 232.9 20.7 $ in billions Percentage shown represent brand expenditures as a percent of total Source: IMS and Wall Street Research 42.7% of scripts generic = 7.4% of total sales 90.2% 91.6% 92.3% 92.6% 92.4% 92.1% 91.8% $107.3 $128.0 $146.8 $172.2 $195.9 $222.9 $253.6 CAGR = 13.8%

$ in billions Continuing Drug Development Drug Manufacturer R&D Spend 1980 1985 1990 1995 1998 1999 2000 2001E 2 4.1 8.42 15.21 21.06 22.72 26.03 30.34 Source: Pharmaceutical Research and Manufacturers of America

Biotech Revolution Biotechnology companies are a dominant force in developing new drugs and changing the way physicians practice medicine Genomics may increase potential new drug targets by 20 fold Biotech 1990 Biotech 1995 Biotech 2000 Biotech 2005E # of Drugs in Dev. 100 240 369 600 Product Revs ($ Bill.) 2.5 8 18 48 Drugs on Mkt. 10 29 92 197 $ in billions *Estimated as per Wall Street research estimates.

What We Do Lower Costs, Improve Quality Lower costs for our clients Formulary and rebate management Mail pharmacy services Retail network management Improve quality of pharmaceutical usage through sophisticated clinical programs Improve safety and enhance the clinical and cost efficacy of care Specialty pharmacy Health improvement, disease management Connectivity

Mail Service Pharmacy Provides savings for clients and members Increases safety, compliance and convenience Currently operating two state-of- the-art facilities in Fort Worth, TX Birmingham, AL Third scheduled to open in Wilkes-Barre, PA in October 2002 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Annualized Volume 8.996 9.92 10.3 10.2 10.79 12.88 13.8 Annualized Mail Scripts (mm) 54% growth

Improving the Quality of Care Through Clinical Programs

Pharmaceutical Care Consultations Improving Quality / Lowering Costs Stop the use of an inappropriate drug or therapy Intervene to avoid a dangerous drug interaction Change dosing or strength Improve member drug compliance Dispense a more economical, clinically equivalent drug from our PDL A generic A less expensive brand

Pharmaceutical Care Consultations Clinical Consulting Direct discussions with physicians about optimum prescribing opportunities Member Education Targeted education for members on select therapies RxReview(r) Detailed clinical education that keeps physicians up-to-date with the latest clinical information PerformanceRx(r) Consultations through retail pharmacists to encourage appropriate drug use Clinical Assurance Case specific review of patient needs for drugs not routinely covered PerformanceMail Comprehensive consultations based on mail service Intensity of care and cost control Retail Mail Utilization Management

Pharmaceutical Care Consultations Annual Impact 150,000 Physician visits reviewing care for over 1 million patients Nearly 2 million patient consultations through retail pharmacists at the point-of-care Over half a million member and physician consultations through mail service pharmacies 100 distinct targeted campaigns sent to 400,000 physicians Over 5 million targeted physician mailings reviewing the care of over 15 million patients

Providing Better Information Improving Safety and Efficacy Data: over 1.5 billion claims in EDW Leveraging information into valuable tools: Executive Insight Reporting Connectivity iScribe iFormulary simple point-of-care/handheld formulary reference tool for all relevant health plans within a practice iScribe Electronic Prescribing robust, easy-to-use, cost-effective, point-of-care/handheld prescribing solution RxHub business-to-business exchange where AdvancePCS connects clients to third-party point-of-care vendors to provide prescription benefit and related information Web development and hosting

AdvancePCS SpecialtyRx Lowering Costs, Improving Quality Natural extension of AdvancePCS' current relationships and competencies Clients: Full-service, immediate specialty pharmacy services Rationalizes product costs Rationalizes administrative / billing inefficiencies Ensures clinical efficacy Manufacturers: Customized product launch and support services Provides opportunity to apply scale and leverage to gain unique purchasing opportunities Typically rare, chronic, single-source biotech products Over 11 million lives committed to AdvancePCS SpecialtyRx to date

How We Are Measured Highly sophisticated client base Approximately 50% of business in health plan market Fortune 500, Unions, TPAs, Government Full disclosure with frequent, independent audits Continuous competitive RFP processes Key criteria Service Cost management results Clinical expertise

Per-member, per-month (PMPM) costs increased overall only 4.5%, compared to national 17% average Health Improvement Results An Analysis of 8 Million Members in 246 Plans

Recent Events OIG Investigation Civil investigation of PBM industry by Assistant US Attorney Subpoenas issued to Medco in July 1999 and PCS in November 1999 WSJ article misleading in implications Cooperation by company Public debate is not constructive Confidence that our business practices fully comply with the law and meet highest ethical standards Belief that after all facts are known, government will be satisfied with propriety of our business conduct and practices

AdvancePCS Core Values Integrity...in all our interactions Customer focus...is everyone's responsibility Accountability...for decisions and results Teamwork...with others creates opportunity for success Creativity...in developing new products and services Quality and Continuous Improvement...in all we do

Future Opportunities Fundamentals: double digit growth in pharmaceutical expenditures Penetration of services across client base SpecialtyRx Mail Member growth and maturation Significant client wins post-PCS acquisition - 17 million funded, rebate-able lives Strong pipeline of new client opportunities Increasing profitability Major re-pricing complete in 2001 Additional synergy opportunities from PCS

Financials

Historical Revenue Growth CAGR = 129.3% (FY1998 - FY2002) $ in millions $473.8 $757.3 $1,833.9 $7,024.3 $13,107.3 $3,147.9 $3,592.2 FY 1998 FY 1999 FY 2000 FY 2001 Three Months 6/30/01 Three Months 6/30/02 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 FY 2002

Historical EBITDA Growth Note: EBITDA excludes extraordinary loss, merger costs and non-recurring charges CAGR = 118.0% (FY1998 - FY2002) $ in millions $13.3 $23.8 $45.5 $148.0 $300.4 $71.1 $82.8 FY 1998 FY 1999 FY 2000 FY 2001 Three Months 6/30/01 Three Months 6/30/02 $0 $100 $150 $200 $250 $300 $350 $50 FY 2002

Historical Earnings Growth CAGR shown in pre-FAS benefit. Including FAS 142 benefit, CAGR of 69.6% Note: Earnings exclude extraordinary loss, non-recurring charges and are reported according to GAAP with regard to goodwill amortization. CAGR = 53.4% (a) (FY1998 - FY2002) $0.15 $0.26 $0.38 $0.41 $1.24 $0.28 $0.36 FY 1998 FY 1999 FY 2000 FY 2001 Three Months 6/30/02 Three Months 6/30/01 $0 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 FY 2002 $0.83

Summary Balance Sheet $ in thousands March 31, 2002 June 30, 2002 Cash $139,145 $145,289 Total assets $3,223,964 $3,543,199 Senior credit facilities $300,786 $300,000 Senior notes $200,000 $200,000 Total debt $500,786 $500,000 Stockholders' equity $877,260 $916,473